Driving Technology
Through Everything We
Do
How We Think About Business
Process Improvements and
Culture Change

2004 Analyst Conference

November 11-12, 2004

Business and Technology
Alignment

Intelligent Expansion/Utilization of
Infrastructure

Superior Regulatory Impacts

Lean and Productive Workforce

Energy of Choice for Consumers

Unsurpassed Safety and Reliability

Business Goals

Example Technology Initiatives

Work Management System

Marketer Interface Automation

OpenLink ETRM

Work Management

Ralph Cleveland

Vice President, Engineering and Construction

Customers per Employee
1,000
950
900
850
800
920
950
953
2002
2003
2004

Improving Workforce
Efficiency

Primarily due to reductions in overhead
employees with net customer growth

$300
$250
$200
$150
$100
$50
$0
FY02 Actual
FY03 Actual
FY04 Expected
FY05 Forecast

Managing Capital Deployment

$ in Millions

Technology & WMS

Distribution

Pipeline

MGP

Pivotal

Manage cash

Time to achieve earnings

Interior Department deputy secretary applauds canal partnerships

Augusta Chronicle, November 10, 2004

"Without public-private partnerships, like we see right here, you won't have the opportunities for restoration and preservation that we see here today," said Steven Griles, Assistant Secretary of the Interior.

Natural gas cleanup showdown averted
AUGUSTA FOCUS, June 4, 2003
A dispute that threatened to shutdown a multimillion dollar contamination clean up in Augusta's inner city has apparently been resolved.  Attorneys for Atlanta Gas Light Company and Augusta-Richmond County have met and the original agreements -
widening and re-watering the Augusta Canal, building bicycle paths on the canal, and improving drainage problems - have been put back into the plan. Atlanta Gas Light has agreed to complete the public works aspect of the canal job but the city has to foot $9.4 million of that bill for the aesthetic restoration of the canal.

Rediscovering the PAST, Third Level Canal excavation yields artifacts

The Augusta Chronicle,April 2004

Mr. Dayton Sherrouse, the executive director of the Augusta Canal Authority said he hopes to eventually display artifacts (found in the cleanup effort) in the Augusta Canal National Heritage Area Interpretive Center at Enterprise Mill, where visitors can learn how Augusta used its waterways to “reinvent itself and define its destiny,”  according to the center’s Web site.

Canal Project Brings Promise

METRO SPIRIT, August 19-25, 2004

“There’s a tremendous amount of work going on and I think the community’s going to be amazed what’s happened over there.”  Sherrouse said of the work being done in conjunction with an Atlanta Gas Light Company environmental cleanup project.  “and one day they’re going to go through there and it’s going to be essentially finished and they’re going to go,
“’Whoa! What happened?’”

Net $/Meter
Feet of Infrastructure per Meter
$0.92
$0.22
$0.04
2003 New Business Cost/Ft
Contractor Labor and Materials
Overheads
Company Labor
Other
2004 New Business Cost/Ft

Managing Our Cost To Add A Customer

$984

$1,000

$1,169

140

125.5

$850

$900

$950

$1,000

$1,050

$1,100

$1,150

$1,200

2002

2003

2004 - Projected

120

125

130

135

140

145

150

155

160

Infrastructure/Meter

Approved Meters

53061

68385

40000

45000

50000

55000

60000

65000

70000

2003

2004

Annual Costs Expected
Recovery/Revenue
$ in Millions
45
40
35
30
25
20
15
10
5
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Environmental Recovery Program

35%
55%
8%
2%
Other Hrs
Order Hrs
Travel Hrs
Capital Hrs

30%
47%
23%
Order Hrs
Travel Hrs
Other Hrs

Average Hours Used
Total Available Hours
95%
5%

Distribution Personnel

Service Personnel

Distribution Equipment

Backhoe

Current Resource Utilization

WORK
VISIBILITY
&
PLANNING

RESOURCE
SCHEDULING

& SUPPLY
PROCUREMENT

INVENTORY

& RESOURCE
LOGISTICS

UTILIZATION

RESOURCE
AVAILABILITY

& BUSINESS
RULES

SERVICE
TERRITORY
OPTIMIZATION

Resource and Work Management

1/1/05
1/1/06
4/5/2004
9/29/2006
04/2004 - 12/2004
SmartForms & New MDTs
12/2004
Training Begins
02/2005
Deploy to Enterprise
06/2004 - 06/2005
Release A - Operations & Maintenance Work
08/2005
Training Begins
10/2005
Deploy to Enterprise
10/2004 - 01/2006
Release B - Capital Work
03/2006
Training Begins
05/2006
Deploy to Enterprise
02/2005 - 09/2006
Release C - Compliance Work and Asset Management

26.7

5.3

12.0

9.4

Total

17.4

2.9

8.3

6.2

Capital

9.3

2.4

3.7

3.2

O&M

Total

2006

2005

2004

Costs*

* Cost in millions

Projected Implementation
Timelines

Improved
Resource
Planning

Efficient
Routing

Improved
Information
Flow

Time Tracking

Truck Delivery

Resource De-
Coupling

Materials
Kiting

Improved
Work Design

Overall
Resource
Effective-
ness

Enabling
Tools

Right
Resources

Business case (A+B)

Work Management System
Benefits

A

Admin

Travel

and

Dead

Time

Available

Time for

Works

Efficiency of

enterprise

processes

Available

Time for

Works

Travel

and Dead

Times

Admin

B

Average

Work Order

Time

Efficiency of

field

technician

Average

Work Order

Time

Before

After

Before

After

AGLC/CGC
VNG
Services
Distribution
Distribution
Services
Mobile dispatch
Scheduling
Work
Asset
Resource
Customer
Mobile dispatch
Manual scheduling
Work
Asset
Resource
Customer

Asset, Resource, and Work
Management - Current State

AGLC/CGC
VNG
Services
Distribution
Distribution
Services
Mobile dispatch
Scheduling
Work
Asset
Resource
Customer
Mobile dispatch
Routing
Automated Scheduling
Work
Asset
Resource
Customer
Mobile dispatch
Manual scheduling
Work
Asset
Resource
Customer

Asset, Resource, and Work
Management - WMS Phase I

Services
Distribution Maintenance
Construction
SCADA
Measurement
Corrosion
Fully Integrated Mobile Application with Needed Business Logic at Point of Data Entry
Total Resource Visibility and Real Time Route Optimization in Dispatching
Total Resource Management and Integrated Scheduling
Total Work Visibility
Asset
Resource
Customer

Asset, Resource, and Work
Management - WMS Phase II Plus

Desired Outcomes

Maximized
Financial
Performance

Optimized
Resource &
Asset
Performance

Optimized
Workforce
Efficiency

Streamlined
Supply
Chain

Service
Response Time

Customer
Satisfaction

Customer
Retention

Planned Work

Predictive Work

Emergency Work

Asset Downtime

Warranty Work

Travel Time

Response Time

Resolution Time

Contract Labor

Tech Overtime

Repair vs. Replace

SLA Penalties

Warranty Cost

Travel Cost

Inventory  Line
Items

Inventory valuation

Emergency
Reorder Costs

Service Part Stock
Outs

Secured
Customer
Loyalty

GPS and Routing Capability

Work Management Solutions Phase I

Automated Dispatch System Consolidation

Work Management Solutions Phase II

Work Management Solution Efforts

$350
$300
$250
$200
$150
$100
$324
$332
$142
$145
$126
$134
2003
2004
Margin
O&M
EBIT

Per Customer Metrics
12 months Ended September 30

Building A National
Reputation for Customer
Service Excellence

Beth Reese

Vice President of Customer Service

Customer Service Basics

Different industries set different expectations on
service levels.

Utilities migrate to standards built into tariffs, not
what’s best for the customer

Utility systems are notoriously difficult

Regulatory standards tend to represent lowest
common denominators of service

Large part of volume is effectively credit counseling
and payment arrangements

Customer Service pre-MIA

Customer Needs Service – Who Do They Call?

Not Atlanta Gas Light – They Must Call Marketer

BUT Marketer has to call AGLC to schedule appointment

Inefficient

Can’t schedule appointment directly

Can’t tell if customer has to be on premises

Cumbersome order and confirmation process

Customer Service NOW

Customer on call shorter time

Can schedule most convenient appointment

Will know if they even have to be there!

Immediate confirmation of appointment

Not Atlanta Gas Light – They Must Call Marketer

Marketer can now directly schedule appointment in system

Customer Needs Service – Who Do They Call?

CALL VOLUME

2003
2004
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC
2003	110,426	93,193	91,074	87,196	89,607	89,877	91,845	91,200	98,371	121,311	106,629	119,193
2004	96,740	96,695	100,745	90,663	85,936	86,173	57,035	44,683	46,421	51,914

AGL’s annual volume for 2003 was 1,189,922
(YTD through September 842,789)

61 Agents in 2003

YTD AGL annual volume for 2004 is 757,006

54 Agents in 2004

AGL Call Volume Comparison

Emails

60,000
50,000
40,000
30,000
20,000
10,000
0
2003
2004

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC
2003	47,942	39,941	43,928	45,166	46,114	48,958	54,888	48,666	46,188	55,388	44,231	46,464
2004	41,510	39,158	46,644	44,096	44,179	46,081	16,866	514

AGLC email annual volume for 2003 was 566,748

42 agents in 2003

AGLC email annual volume for 2004 was 279,048*

8 agents were transferred to phone agents in May 2004

20 temporary agents were phased out through August 2004

AGL Email Volume Comparison

One Call –That’s All

Responding to the customer’s request – the first time

                                                                                                                                                                                                            AGL*                                               NUI

            Average Speed of Answer (sec)                                    31                                                358

            Abandon Rate (%)                                                                                                          2.9                         25.7

            Customer Complaints (9 mos) **                                          241                     1,394

            Number of Customers                                         1,850,000      369,000

*All 3 utilities combined.

** As filed with the respective regulatory authorities.

One Call –That’s All

Anticipating the customer’s needs – focused on the voice
of the customer

IVR  technology – NUI uses natural language with no
ability to use touch tones

Connecting the customers with needs to the organizations
with help

Understanding the customer complaints to improve service
quality

Leveraging the lessons from the MIA technology
implementation to solve the CIS conundrum

A Future CIS?

CIS

Meter Read

Credit/Collection

Financial

Rates/Billing

Cust/Acct/Premise

Service Order

Meter History

Automated Dispatch

iTron EnScan

PeopleSoft

IVR

Pipeline

Bad Debt

Marketer Interface

EnerAct

Users

Contractors

Presentation

Service
Order

Leaks

Enroll

PWQ

Operations

Business Logic

AGLC

VNG

CGC

ETG

Data

Services

Business
Processes

Integration
Logic

Data
Translation

Automated
Dispatch

SO

Service Order

Automated Dispatch

Meter Reading

MR

Billing

Meter Reads

Meter History

iTron

iTron EnScan

Financial

Credit & Collections

Rates & Billing

People Soft

PS

Bad Debt

B

Logica ARM

Pipeline

Marketer Interface

IVR

Marketer Interface

Eneract

IVR

Cust/Acct/Premise

CAP

CGF

FM
DR

Energy Trading and Risk
Management (ETRM)
System Update

Bob Flavin

Executive Vice President, Business
Support

The Challenge

Rapidly growing business

Need for tighter controls

Current system too manual

Organization structure siloed

Post-Enron world realities

Need for accuracy, scalability, flexibility and auditability

ICE
external
internal
Trader Portal
Deal Tracker
Deal Mgmt
Curve Mgmt
Credit Mgmt
Position reporting
Contract Mgmt
Credit
Contract Admin
GMAN
Deal Entry
Mid Office
Traders
Schedulers
Accounting
Personal Spreadsheets
Asset Management Spreadsheets
Daily Live Spreadsheet
Personal Scheduling Spreadsheets
Accounting Spreadsheets
Pipeline EBB Systems
internal
external
PeopleSoft (in Atlanta)
Price Sources

Old Trading System Architecture

The Process

Sapient engaged to assist management on project

Hired VP of IS&T

Conducted due diligence on available packages

Chose OpenLink-Endur/gMotion

Core team of subject matter experts assembled

New Trading System Architecture

Deal

Management

Subsystem

Scheduling

Subsystem

Pipeline EBB

Systems

Accounting

Subsystem

PeopleSoft

Contract

Management

Subsystem

Mid Office

Data

calculation

engine

Electronic

Exchanges

Price Sources

Traders

Asset Managers

Schedulers

Accounting

Contract Admin

Credit

Subsystem

Credit

Trading

Subsystem

Asset

Management

Subsystem

Reporting tool

Centralized Active data

Database should be

implemented in

MS SQL Server

ETRM SAMPLE

SCREEN SHOTS

Trade Blotter
File Credit Risk Configurations Functions Report Misc AVS Help
Internal
Business Unit PORT_TRD_GULF CO
Legal Entity SEM - LE
Portfolio PT_GC_TRANS
Reference ANR - ITS 106966
External
Business Unit ANR - BU
Legal Entity ANR - LE
Portfolio None
Pipeline Info
Svc Provider ANR Pipeline Company
Svc Type Interruptible
Agreement Service
Rate Schd ITS
Svc Req K 106966
Def Imb K 33972
Contract Terms
Buy / Sell Buy
Deal Start Date 08/01/2004
Deal End Date 12/31/2005
Ins Type COMM-TRANS
Sub Type
Temp Name IT Trans - Generic
EG Type 1 Year, MTM
EG Notice
EG Roll Period
EG Proc Date
Deal Info
Deal Num 24667
Tran Num 24667
Ins Num 20473
Trade Date 12/15/2003
Last Update 07/22/2004 01:31:50
Last Mod By bfetz
Tran Status Validated
Templates
One Step Ame
Process
Instrument
Path No. Pay / Rec Start Date End Date Pipeline Zone Location Meter Daily Quantity Fuel % Commodity Charge Volume Precision
1 From 08/01/2004 wSu 12/31/2005 wSa ANR Pipeline Company MainLine 2 DURALDE 312115 0 0.0000 0.000000 0
1 To 08/01/2004 wSu 12/31/2005 wSa ANR Pipeline Company MainLine 2 DURALDE 312115 0 0.0000 0.100000 0
Auto Size
Clear Input
Clear Tran #
Volumes
Rates
Entitlement
Fees
Create Imbal
PHYSICAL FUTURES FIXED/FLT SWAPS NYM OPTIONS OTC OPTIONS BASIS SWAP IF SWING SWAP PHYSICAL OPTIONS Storage Transport
Listing
By Strategy >> Deal >> Hedges
By Deal >> Hedges
Allow ANE Update
Tran No. Group No. Deal No. Ins No. Tran Type Status Asset Type Ins Type Toolset ID Buy/Sell Reference Int Bunit Int Lentity Ext Bunit Ext Lentity Int Pfolio Start Date 1 Start Date
24667 20424 24667 20473 Trading Validated Trading COMM-TR Commodity Buy ANR - ITS 106966 PORT_TR SEM - LE ANR - BU ANR - LE PT_GC_TI 08/01/2004 08/01/200
Query
Auto-Size
Update
Simulation

ETRM

Single point of deal capture – Trade Blotter

Scheduling Workbook
File Configuration Help
Start 10/19/2004 Tu
End 10/19/2004 Tu
Units MMBTU
Daily View
Region
Service Provider
Volume Type Trading
Status New,Validated
Instruments CO CALL O,CO CALL N
Pathing Allowed Yes
Deal Number
Page Type RTP_TransPosTomorr
Subject Next Day Cash
Macro
Pivot FD Basic
Display None
Update
Macros
Clear
Cancel
Buys
Sells
Transfers In
Transfers Out
IC Transfers In
IC Transfers Out
Withdraws
Injections
Net Position
Status Complete
Next Day Cash
ST Next Day Cash
Forward Month
ST Forward Month
IC Month
Pool Month
NOM Create
NOM Mgmt
Imbalance Pos
Imb Cashout

ETRM

Real-time Position Page

Nomination Creation Screen
Page Controls
Service Provider
Internal Legal
Internal Bus Unit
Agent
Gas Day
Refresh
Nomination Creation Details
Contract
Begin Date
End Date
Receipt Side
Delivery Side
Package ID
Run
Purchases
Sales
Interconnect Receipts - Total Qty: 12,869
Interconnect Deliveries - Total Qty: 10,000
Pools / Storage / Imbalance Receipts
Pools / Storage / Imbalance Deliveries
Nomination Listing Blotter
Query
PNT Detail
Deal
K Volumes
K Utilization
Rates
K Validation
Prices
Show Listing

ETRM

Gas Scheduling Nomination Creation

Quantity Management
File Edit Configure Help
Page Controls
Svc Prov ANR Pipeline Comp
Prod Month Oct-04
Contract
Update Type Allocated
Summary View
Refresh
Location
Gas Days 10/01/2004 Fr
Deal
Beg Imbal
Pathed View
Delivery Ids
to 10/31/2004 wSu
Ext Party
End Imbal
Save
Summary
Service Provider
Contract
Receipt Location
Receipt Meter
Receipt Zone
Receipt BAV Type
Receipt BAV Qty
Allocated Receipt
Receipt BAV Nom Sched
Receipt Allocation Method
Fuel BAV
Allocated Fuel
Nominations
Gas Day
Delivery ID
Rec Rank
Rec Loc
Rec BAV Nom Sched
Rec BAV Type
Rec BAV
Fuel BAV
Del Contract
Del Rank
Del Loc
Del BAV Nom Sched
Del BAV Type
Del BAV
Del External Party
Force to Bal
Receipt Deals
External Party
Deal
Deal Rank
BAV Type
BAV
Allocated
Variance
Delivery Deals
K Volumes
Imbalance
Rates
Comments

ETRM

Gas Scheduling Quantity Management

Quarterly Volumes

0.0

0.5

1.0

1.5

2.0

2.5

Sep-01

Dec-01

Mar-02

Jun-02

Sep-02

Dec-02

Mar-03

Jun-03

Sep-03

Dec-03

Mar-04

Jun-04

Sep-04

Quarter Ended

Counterparties
Pipelines
250
200
150
100
50
0
Counterparties
50
45
40
35
30
25
20
15
10
5
0
Pipelines
Mar-01
Sep-01
Dec-01
Mar-02
Sep-02
Dec-02
Mar-03
Sep-03
Dec-03
Mar-04
Sep-04
Quarter Ended

Counterparties & Pipelines

Affiliate
Non-affiliate
Storage Inventory (bcf)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
7.3
6.5
5.3
0.6
6.3
6.0
3.8
3.7
9.1
6.5
7.2
4.4
1.4
2.0
1.2
1.7
3.1
Sep-02
Dec-02
Mar-03
Sep-03
Dec-03
Mar-04
Sep-04
Quarter Ended

Storage Volumes

AGLC
CGC
VNG
Accrued Sharing ($ millions)
12
10
8
6
4
2
-
5.5
1.2
0.3
4.0
10.0
5.1
1.2
3.7
5.1
1.4
0.5
3.2
2002
2003
YTD3Q04
Year

Sharing with Affiliates

5%
48%
47%
A- or Higher
BBB+ to BBB-
BB+ and Below

Counterparty Credit Ratings
(As of 9/30/2004)

2%
5%
1%
6%
32%
10%
17%
27%
Electric Utility and Integrated Electric
Natural Gas Utility
Natural Gas Transportation
Oil and Gas
Manufacturing
Chemical
Banking
Other

Customer Mix
(As of 9/30/2004)

10/1/2003
10/15/2003
10/29/2003
11/12/2003
11/26/2003
12/10/2003
12/24/2003
1/7/2004
1/21/2004
2/4/2004
2/18/2004
3/3/2004
3/17/2004
3/31/2004
4/14/2004
4/28/2004
5/12/2004
5/26/2004
6/9/2004
6/23/2004
7/7/2004
7/21/2004
8/4/2004
8/18/2004
9/1/2004
9/15/2004
9/29/2004

Value at Risk

Sequent's High-Cut Daily Trading & Origination P&L vs. One-day VaR

95% Confidence Interval

($1,150,000)

($650,000)

($150,000)

$350,000

$850,000

$1,350,000

$1,850,000

$2,350,000

$2,850,000

$3,350,000

1-day Historical P/L

1-day VaR Limit

Historical 1-day VaR

The Sequent Trading & Origination P&L data is the unadjusted daily gross margin that does not include fixed costs such as transport but includes non-affiliate storage capacity for Jefferson Island and Egan.

Management Reporting and
Metrics That Drive Business

VaR is generally not relevant control

DPR sensitivity; 98-10 versus LOCOM

Credit concentration and exposure

Committed capital

Tenor and liquidity